CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT. PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED HAVE BEEN MARKED WITH THREE ASTERISKS [***] AND A FOOTNOTE INDICATING “CONFIDENTIAL TREATMENT REQUESTED”. MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

TENTH AMENDMENT TO MASTER SERVICES AGREEMENT

This Tenth Amendment, dated August 17, 2018 (the “Tenth Amendment”), to the Master Services Agreement, dated February 14, 2004 (as amended, the “Agreement”), is made and entered into by and among New Cingular Wireless Services, Inc., d/b/a AT&T Mobility (“AT&T,” formerly defined as “Cingular”), Maritime Telecommunications Network, Inc., a Colorado Corporation (“MTN”), and Wireless Maritime Services, LLC (“WMS”). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, AT&T, MTN, and WMS wish to amend the Agreement as set forth below,

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Satellite Space Segment Pricing. The row entitled “Satellite Space Segment” in the list of Required MTN Services in Exhibit C of the Agreement is hereby deleted and replaced with the following:

Service	Service Description	Billing Methodology	Cost	Charge Commencement
Satellite Space Segment	Bandwidth connectivity between covered vessel and earth station	[***]	[***]	August 1, 2018
			[***]	January 1, 2019

2.Miscellaneous.

(a)	Effective Date. This Amendment will be effective on August 1, 2018 (the “Effective Date”).

(b)
Internal References. All references in the Agreement to “this Agreement,” “herein” and “hereunder” and all similar references shall be deemed to refer to the Agreement as amended by this Tenth Amendment.

(c)
No Other Effect. This Tenth Amendment is entered into as permitted by Section 13.15 (Entire Agreement; Amendment) of the Agreement. Except as expressly amended hereby, the Agreement shall remain in full force and effect.

(d)
Counterparts. This Tenth Amendment, including a facsimile or photocopy hereof, may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

(e)	Applicable Law. The provisions of this Tenth Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the choice of law provisions of the State of Delaware or any other provisions. The parties and their successors and assigns hereby irrevocably consent to the nonexclusive jurisdiction of the state and federal courts located in Atlanta, Georgia and Broward County, Florida in connection with any legal action between the parties related to this Tenth Amendment, and agree that venue will lie in such courts.

(f)
Severability. In the event any provision contained in this Tenth Amendment is for any reason held to be unenforceable in any respect, such unenforceability shall not effect any other provision of this Tenth Amendment, and this Tenth Amendment shall be construed as if such an unenforceable provision or provisions had never been included in this Tenth Amendment.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have caused this Tenth Amendment to be duly executed as of the date first written above.

NEW CINGULAR WIRELESS SERVICES, INC. by its manager, AT&T Mobility Corporation
By:	/s/ George B. Sloan
Name:	George B. Sloan
Its:	VP- AT&T Global Connection Management

MARITIME TELECOMMUNICATIONS NETWORK, INC.
By:	/s/ Glenn S. Laffey
Name:	Glenn S. Laffey
Its:	COO Connectivity

WIRELESS MARITIME SERVICES, LLC

By:	/s/ Pramod Arora
Name:	Pramod Arora
Its:	President and CEO